Janus Investment Fund

Janus Emerging Markets Fund

Supplement dated February 12, 2014
to Currently Effective Prospectuses

Effective immediately, the following replaces in its entirety the corresponding information for Janus Emerging Markets Fund (the “Fund”).

1.	The following replaces in its entirety the corresponding information found under “Management” in the Fund Summary section of Janus Emerging Markets Fund’s Prospectus:

Portfolio Managers: Wahid Chammas is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since inception. Hiroshi Yoh is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since August 2012.

2.	The following replaces in its entirety the corresponding information in the “Investment Personnel” section of the Prospectus related to the portfolio management of the Fund:

Janus Emerging Markets Fund
Co-Portfolio Managers Wahid Chammas and Hiroshi Yoh are responsible for the day-to-day management of the Fund. Mr. Yoh, as lead Portfolio Manager, has the authority to exercise final decision-making on all investment decisions.

Wahid Chammas is Executive Vice President and Co-Portfolio Manager of Janus Emerging Markets Fund, which he has co-managed since inception. Mr. Chammas is also Portfolio Manager of other Janus accounts and performs duties as an equity research analyst. He joined Janus Capital in January 2005 as an equity research analyst. Mr. Chammas holds a Bachelor of Arts degree (summa cum laude) in Biology from Amherst College where he was a member of Phi Beta Kappa.

Hiroshi Yoh is Executive Vice President and Co-Portfolio Manager of Janus Emerging Markets Fund, which he has co-managed since August 2012. He is also Portfolio Manager of other Janus accounts. Mr. Yoh joined Janus Capital in April 2011. Prior to joining Janus Capital, Mr. Yoh was the Chief Investment Officer and a portfolio manager with Tokio Marine Asset Management International Pte. Ltd., a Singapore-based asset management firm from 1999 to 2011. Mr. Yoh holds a Master of Economics degree from the Graduate School of Business Administration and Political Sciences of Tsukuba University, and is a Professional Chartered Member of the Security Analysts Association of Japan. He has also completed the Harvard Advanced Management Program.

References to Matt Hochstetler are deleted.

Please retain this Supplement with your records.